                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 27th day of June, 1994.


                                        /s/ Kimberly H. Littrell
                                        _______________________________________
                                        Kimberly H. Littrell

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              KIMBERLY H. LITTRELL



Schizophrenia Treatment and Rehabilitation, Inc....President & CEO

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 30th day of June, 1994.


                                        /s/ Jon C. O'Shaughnessy
                                        _______________________________________
                                        Jon C. O'Shaughnessy

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              JON C. O'SHAUGHNESSY

     CMSF, Inc...................................................President
     CPS Associates, Inc.........................................President
     Charter Behavioral Health System of
          Charlottesville, Inc...................................President
     Charter Behavioral Health System of
          Winston-Salem, Inc.....................................President
     Charter Fairmount Behavioral Health System, Inc.............President
     Charter Greensboro Behavioral Health System, Inc............President
     Charter Hospital of Miami, Inc..............................President
     Charter Lakeside Behavioral Health System, Inc..............President
     Charter MOB of Charlottesville, Inc.........................President
     Charter Northridge Behavioral Health System, Inc............President
     Charter Peachford Behavioral Health System, Inc.............President
     Charter Pines Behavioral Health System, Inc.................President
     Charter Springs Behavioral Health System, Inc...............President
     Charter Westbrook Behavioral Health System, Inc.............President
     Florida Health Facilities, Inc..............................President
     Peachford Professional Network, Inc.........................President
     Charter Medical of Florida, Inc.............................President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 30th day of June, 1994.



                                        /s/ Charlotte A. Sanford
                                        _______________________________________
                                        Charlotte A. Sanford

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              CHARLOTTE A. SANFORD


Ambulatory Resources, Inc. . . . . . . . . . . . . . . . . . . . .    Treasurer
Atlanta MOB, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Beltway Community Hospital, Inc. . . . . . . . . . . . . . . . . .    Treasurer
CCM, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Charter Alvarado Behavioral Health System, Inc.. . . . . . . . . .    Treasurer
Charter Appalachian Hall Behavioral Health System, Inc.. . . . . .    Treasurer
Charter Arbor Indy Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Augusta Behavioral Health System, Inc. . . . . . . . . . .    Treasurer
Charter Bay Harbor Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Beacon Behavioral Health System, Inc.. . . . . . . . . . .    Treasurer
Charter Behavioral Health System at Fair Oaks, Inc.. . . . . . . .    Treasurer
Charter Behavioral Health System at Hidden Brook, Inc. . . . . . .    Treasurer
Charter Behavioral Health System at Los Altos, Inc.. . . . . . . .    Treasurer
Charter Behavioral Health System at Potomac Ridge, Inc.. . . . . .    Treasurer
Charter Behavioral Health System at Warwick Manor, Inc.. . . . . .    Treasurer
Charter Behavioral Health System of Athens, Inc. . . . . . . . . .    Treasurer
Charter Behavioral Health System of Austin, Inc. . . . . . . . . .    Treasurer
Charter Behavioral Health System of Baywood, Inc.. . . . . . . . .    Treasurer
Charter Behavioral Health System of Bradenton, Inc.. . . . . . . .    Treasurer
Charter Behavioral Health System of Canoga Park, Inc.. . . . . . .    Treasurer
Charter Behavioral Health System of Central Georgia, Inc.. . . . .    Treasurer
Charter Behavioral Health System of Charleston, Inc. . . . . . . .    Treasurer
Charter Behavioral Health System of Charlottesville, Inc.. . . . .    Treasurer
Charter Behavioral Health System of Chicago, Inc.. . . . . . . . .    Treasurer
Charter Behavioral Health System of Chula Vista, Inc.. . . . . . .    Treasurer
Charter Behavioral Health System of Columbia, Inc. . . . . . . . .    Treasurer
Charter Behavioral Health System of Corpus Christi, Inc. . . . . .    Treasurer
Charter Behavioral Health System of Dallas, Inc. . . . . . . . . .    Treasurer
Charter Behavioral Health System of Evansville, Inc. . . . . . . .    Treasurer
Charter Behavioral Health System of Ft. Worth, Inc.. . . . . . . .    Treasurer
Charter Behavioral Health System of Jackson, Inc.. . . . . . . . .    Treasurer
Charter Behavioral Health System of Jacksonville, Inc. . . . . . .    Treasurer
Charter Behavioral Health System of Jefferson, Inc.. . . . . . . .    Treasurer
Charter Behavioral Health System of Kansas City, Inc.. . . . . . .    Treasurer
Charter Behavioral Health System of Lafayette, Inc.. . . . . . . .    Treasurer
Charter Behavioral Health System of Lake Charles, Inc. . . . . . .    Treasurer
Charter Behavioral Health System of Lakewood, Inc. . . . . . . . .    Treasurer
Charter Behavioral Health System of Michigan City, Inc.. . . . . .    Treasurer
Charter Behavioral Health System of Mobile, Inc. . . . . . . . . .    Treasurer
Charter Behavioral Health System of Nashua, Inc. . . . . . . . . .    Treasurer
Charter Behavioral Health System of Nevada, Inc. . . . . . . . . .    Treasurer
Charter Behavioral Health System of New Mexico, Inc. . . . . . . .    Treasurer
Charter Behavioral Health System of Northern
     California, Inc.. . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Charter Behavioral Health System of Northwest
     Arkansas, Inc.. . . . . . . . . . . . . . . . . . . . . . . .    Treasurer

Charter Behavioral Health System of Northwest
     Indiana, Inc. . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Charter Behavioral Health System of Paducah, Inc.. . . . . . . . .    Treasurer
Charter Behavioral Health System of Rockford, Inc. . . . . . . . .    Treasurer
Charter Behavioral Health System of San Jose, Inc. . . . . . . . .    Treasurer
Charter Behavioral Health System of Southern
     California, Inc.. . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Charter Behavioral Health System of Tampa Bay, Inc.. . . . . . . .    Treasurer
Charter Behavioral Health System of Texarkana, Inc.. . . . . . . .    Treasurer
Charter Behavioral Health System of the Inland
     Empire, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Charter Behavioral Health System of Toledo, Inc. . . . . . . . . .    Treasurer
Charter Behavioral Health System of Tucson, Inc. . . . . . . . . .    Treasurer
Charter Behavioral Health System of Virginia Beach, Inc. . . . . .    Treasurer
Charter Behavioral Health System of Visalia, Inc.. . . . . . . . .    Treasurer
Charter Behavioral Health System of Washington, D.C., Inc. . . . .    Treasurer
Charter Behavioral Health System of Waverly, Inc.. . . . . . . . .    Treasurer
Charter Behavioral Health System of Winston-Salem, Inc.. . . . . .    Treasurer
Charter Behavioral Health System of Yorba Linda, Inc.. . . . . . .    Treasurer
Charter Behavioral Health System of Atlanta, Inc.. . . . . . . . .    Treasurer
Charter Brawner Behavioral Health System, Inc. . . . . . . . . . .    Treasurer
Charter Canyon Behavioral Health System, Inc.. . . . . . . . . . .    Treasurer
Charter Canyon Springs Behavioral Health System, Inc.. . . . . . .    Treasurer
Charter Centennial Peaks Behavioral Health System, Inc.. . . . . .    Treasurer
Charter Colonial Institute, Inc. . . . . . . . . . . . . . . . . .    Treasurer
Charter Community Hospital, Inc. . . . . . . . . . . . . . . . . .    Treasurer
Charter Community Hospital of Des Moines, Inc. . . . . . . . . . .    Treasurer
Charter Contract Services, Inc.. . . . . . . . . . . . . . . . . .    Treasurer
Charter Cove Forge Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Crescent Pines Behavioral Health System, Inc.. . . . . . .    Treasurer
Charter Fairbridge Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Fairmount Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Fenwick Hall Behavioral Health System, Inc.. . . . . . . .    Treasurer
Charter Financial Offices, Inc.. . . . . . . . . . . . . . . . . .    Treasurer
Charter Forest Behavioral Health System, Inc.. . . . . . . . . . .    Treasurer
Charter Grapevine Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Greensboro Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Health Management of Texas, Inc. . . . . . . . . . . . . .    Treasurer
Charter Hospital of Columbus, Inc. . . . . . . . . . . . . . . . .    Treasurer
Charter Hospital of Denver, Inc. . . . . . . . . . . . . . . . . .    Treasurer
Charter Hospital of Ft. Collins, Inc.. . . . . . . . . . . . . . .    Treasurer
Charter Hospital of Laredo, Inc. . . . . . . . . . . . . . . . . .    Treasurer
Charter Hospital of Miami, Inc.. . . . . . . . . . . . . . . . . .    Treasurer
Charter Hospital of Mobile, Inc. . . . . . . . . . . . . . . . . .    Treasurer
Charter Hospital of Northern New Jersey, Inc.. . . . . . . . . . .    Treasurer
Charter Hospital of Santa Teresa, Inc. . . . . . . . . . . . . . .    Treasurer
Charter Behavioral Health System of Savannah, Inc. . . . . . . . .    Treasurer
Charter Hospital of St. Louis, Inc.. . . . . . . . . . . . . . . .    Treasurer
Charter Hospital of Torrance, Inc. . . . . . . . . . . . . . . . .    Treasurer
Charter Indianapolis Behavior Health System, Inc.. . . . . . . . .    Treasurer
Charter Lafayette Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Lakehurst Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Lakeside Behavioral Health System, Inc.. . . . . . . . . .    Treasurer
Charter Laurel Heights Behavioral Health System, Inc.. . . . . . .    Treasurer

Charter Laurel Oaks Behavioral Health System, Inc. . . . . . . . .    Treasurer
Charter Linden Oaks Behavioral Health System, Inc. . . . . . . . .    Treasurer
Charter Little Rock Behavioral Health System, Inc. . . . . . . . .    Treasurer
Charter Louisville Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Meadows Behavioral Health System, Inc. . . . . . . . . . .    Treasurer
Charter Medfield Behavioral Health System, Inc.. . . . . . . . . .    Treasurer
Charter Medical Executive Corporation. . . . . . . . . . . . . . .    Treasurer
Charter Medical Information Services, Inc. . . . . . . . . . . . .    Treasurer
Charter Medical International, S.A., Inc.. . . . . . . . . . . . .    Treasurer
Charter Medical Management Company . . . . . . . . . . . . . . . .    Treasurer
Charter Medical of East Valley, Inc. . . . . . . . . . . . . . . .    Treasurer
Charter Medical of North Phoenix, Inc. . . . . . . . . . . . . . .    Treasurer
Charter Medical of Orange County, Inc. . . . . . . . . . . . . . .    Treasurer
Charter Medical - California, Inc. . . . . . . . . . . . . . . . .    Treasurer
Charter Medical - Clayton County, Inc. . . . . . . . . . . . . . .    Treasurer
Charter Medical - Cleveland, Inc.. . . . . . . . . . . . . . . . .    Treasurer
Charter Medical - Dallas, Inc. . . . . . . . . . . . . . . . . . .    Treasurer
Charter Medical - Long Beach, Inc. . . . . . . . . . . . . . . . .    Treasurer
Charter Medical - New York, Inc. . . . . . . . . . . . . . . . . .    Treasurer
Charter Mental Health Options, Inc.. . . . . . . . . . . . . . . .    Treasurer
Charter Mid-South Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Milwaukee Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Mission Viejo Behavioral Health System, Inc. . . . . . . .    Treasurer
Charter MOB of Charlottesville, Inc. . . . . . . . . . . . . . . .    Treasurer
Charter North Behavioral Health System, Inc. . . . . . . . . . . .    Treasurer
Charter North Counseling Center, Inc.. . . . . . . . . . . . . . .    Treasurer
Charter Northbrooke Behavioral Health System, Inc. . . . . . . . .    Treasurer
Charter Northridge Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Northside Hospital, Inc. . . . . . . . . . . . . . . . . .    Treasurer
Charter Oak Behavioral Health System, Inc. . . . . . . . . . . . .    Treasurer
Charter of Alabama, Inc. . . . . . . . . . . . . . . . . . . . . .    Treasurer
Charter Palms Behavioral Health System, Inc. . . . . . . . . . . .    Treasurer
Charter Peachford Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Pines Behavioral Health System, Inc. . . . . . . . . . . .    Treasurer
Charter Plains Behavioral Health System, Inc.. . . . . . . . . . .    Treasurer
Charter Psychiatric Hospitals, Inc.. . . . . . . . . . . . . . . .    Treasurer
Charter Real Behavioral Health System, Inc.. . . . . . . . . . . .    Treasurer
Charter Regional Medical Center, Inc.. . . . . . . . . . . . . . .    Treasurer
Charter Richmond Behavioral Health System, Inc.. . . . . . . . . .    Treasurer
Charter Ridge Behavioral Health System, Inc. . . . . . . . . . . .    Treasurer
Charter Rivers Behavioral Health System, Inc.. . . . . . . . . . .    Treasurer
Charter San Diego Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Serenity Lodge Behavioral Health System, Inc.. . . . . . .    Treasurer
Charter Sioux Falls Behavioral Health System, Inc. . . . . . . . .    Treasurer
Charter South Bend Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Springs Behavioral Health System, Inc. . . . . . . . . . .    Treasurer
Charter Springwood Behavioral Health System, Inc.. . . . . . . . .    Treasurer
Charter Surburban Hospital of Mesquite, Inc. . . . . . . . . . . .    Treasurer
Charter Terre Haute Behavioral Health System, Inc. . . . . . . . .    Treasurer
Charter Thousand Oaks Behavioral Health System, Inc. . . . . . . .    Treasurer
Charter Tidewater Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Treatment Center of Michigan, Inc. . . . . . . . . . . . .    Treasurer
Charter Westbrook Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Western Behavioral Health System, Inc. . . . . . . . . . .    Treasurer

Charter White Oak Behavioral Health System, Inc. . . . . . . . . .    Treasurer
Charter Wichita Behavioral Health System, Inc. . . . . . . . . . .    Treasurer
Charter Woods Behavioral Health System, Inc. . . . . . . . . . . .    Treasurer
Charter Woods Hospital, Inc. . . . . . . . . . . . . . . . . . . .    Treasurer
Charter - Provo School, Inc. . . . . . . . . . . . . . . . . . . .    Treasurer
Charterton/LaGrange, Inc.. . . . . . . . . . . . . . . . . . . . .    Treasurer
Charter-By-The-Sea Behavioral Health System, Inc.. . . . . . . . .    Treasurer
CMCI, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
CMFC, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
CMSF, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
CPS Associates, Inc. . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
C.A.C.O. Services, Inc.. . . . . . . . . . . . . . . . . . . . . .    Treasurer
Desert Springs Hospital, Inc.. . . . . . . . . . . . . . . . . . .    Treasurer
Employee Assistance Services, Inc. . . . . . . . . . . . . . . . .    Treasurer
Florida Health Facilities, Inc.. . . . . . . . . . . . . . . . . .    Treasurer
Gulf Coast EAP Services, Inc.. . . . . . . . . . . . . . . . . . .    Treasurer
Gwinnett Immediate Care Center, Inc. . . . . . . . . . . . . . . .    Treasurer
HCS, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Holcomb Bridge Immediate Care Center, Inc. . . . . . . . . . . . .    Treasurer
Hospital Investors, Inc. . . . . . . . . . . . . . . . . . . . . .    Treasurer
Mandarin Meadows, Inc. . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Metropolitan Hospital, Inc.. . . . . . . . . . . . . . . . . . . .    Treasurer
Middle Georgia Hospital, Inc.. . . . . . . . . . . . . . . . . . .    Treasurer
Pacific - Charter Medical, Inc.. . . . . . . . . . . . . . . . . .    Treasurer
Peachford Professional Network, Inc. . . . . . . . . . . . . . . .    Treasurer
Rivoli, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .    Treasurer
Shallowford Community Hospital, Inc. . . . . . . . . . . . . . . .    Treasurer
Sistemas De Terapia Respiratoria S.A., Inc.. . . . . . . . . . . .    Treasurer
Stuart Circle Hospital Corporation . . . . . . . . . . . . . . . .    Treasurer
Western Behavioral System, Inc.. . . . . . . . . . . . . . . . . .    Treasurer
Carter Medical (Cayman Islands) Ltd. . . . . . . . . . . . . . . .    Treasurer
Charter Medical International, Inc.. . . . . . . . . . . . . . . .    Treasurer
Charter Medical of England Limited . . . . . . . . . . . . . . . .    Treasurer
Charter Medical of Puerto Rico, Inc. . . . . . . . . . . . . . . .    Treasurer
Schizophrenia Treatment and Rehabilitation, Inc. . . . . . . . . .    Treasurer
Charter Medical of Florida, Inc. . . . . . . . . . . . . . . . . .    Treasurer

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 30th day of June, 1994.


                                        /s/ James M. Filush
                                        _______________________________________
                                        James M. Filush

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 JAMES M. FILUSH



Charter Alvarado Behavioral Health System, Inc.. . . . . . . . . . .    Director
Charter Appalachian Hall Behavioral Health System, Inc.. . . . . . .    Director
Charter Arbor Indy Behavioral Health System, Inc.. . . . . . . . . .    Director
Charter Bay Harbor Behavioral Health System, Inc.. . . . . . . . . .    Director
Charter Behavioral Health System of Atlanta, Inc.. . . . . . . . . .    Director
Charter Behavioral Health System of Baywood, Inc.. . . . . . . . . .    Director
Charter Behavioral Health System of Bradenton, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Canoga Park, Inc.. . . . . . . .    Director
Charter Behavioral Health System of Chula Vista, Inc.. . . . . . . .    Director
Charter Behavioral Health System of Evansville, Inc. . . . . . . . .    Director
Charter Behavioral Health System at Fair Oaks, Inc.. . . . . . . . .    Director
Charter Behavioral Health System at Hidden Brook, Inc. . . . . . . .    Director
Charter Behavioral Health System of Jefferson, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Lafayette, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Lakewood, Inc. . . . . . . . . .    Director
Charter Behavioral Health System at Los Altos, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Michigan City, Inc.. . . . . . .    Director
Charter Behavioral Health System of Nashua, Inc. . . . . . . . . . .    Director
Charter Behavioral Health System at Potomac Ridge, Inc.. . . . . . .    Director
Charter Behavioral Health System of Rockford, Inc. . . . . . . . . .    Director
Charter Behavioral Health System of San Jose, Inc. . . . . . . . . .    Director
Charter Behavioral Health System of Texarkana, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Tucson, Inc. . . . . . . . . . .    Director
Charter Behavioral Health System of Virginia Beach, Inc. . . . . . .    Director
Charter Behavioral Health System of Visalia, Inc.. . . . . . . . . .    Director
Charter Behavioral Health System at Warwick Manor, Inc.. . . . . . .    Director
Charter Behavioral Health System of Washington, D.C., Inc. . . . . .    Director
Charter Behavioral Health System of Waverly, Inc.. . . . . . . . . .    Director
Charter Behavioral Health System of Yorba Linda, Inc.. . . . . . . .    Director
Charter Brawner Behavioral Health System, Inc. . . . . . . . . . . .    Director
Charter Canyon Springs Behavioral Health System, Inc.. . . . . . . .    Director
Charter Centennial Peaks Behavioral Health System, Inc.. . . . . . .    Director
Charter Cove Forge Behavioral Health System, Inc.. . . . . . . . . .    Director
Charter Crescent Pines Behavioral Health System, Inc.. . . . . . . .    Director
Charter Fairbridge Behavioral Health System, Inc.. . . . . . . . . .    Director
Charter Fenwick Hall Behavioral Health System, Inc.. . . . . . . . .    Director
Charter Lakehurst Behavioral Health System, Inc. . . . . . . . . . .    Director
Charter Laurel Heights Behavioral Health System, Inc.. . . . . . . .    Director
Charter Laurel Oaks Behavioral Health System, Inc. . . . . . . . . .    Director
Charter Linden Oaks Behavioral Health System, Inc. . . . . . . . . .    Director
Charter Meadows Behavioral Health System, Inc. . . . . . . . . . . .    Director
Charter Medfield Behavioral Health System, Inc.. . . . . . . . . . .    Director
Charter Mid-South Behavioral Health System, Inc. . . . . . . . . . .    Director
Charter Northbrooke Behavioral Health System, Inc. . . . . . . . . .    Director
Charter Richmond Behavioral Health System, Inc.. . . . . . . . . . .    Director
Charter Serenity Lodge Behavioral Health System, Inc.. . . . . . . .    Director
Charter Springwood Behavioral Health System, Inc.. . . . . . . . . .    Director
Charter Tidewater Behavioral Health System, Inc. . . . . . . . . . .    Director

Charter White Oak Behavioral Health System, Inc. . . . . . . . . . .    Director
Charter Medical of England Limited . . . . . . . . . . . . . . . . .    Director
Schizophrenia Treatment and Rehabilitation, Inc. . . . . . . . . . .    Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 30th day of June, 1994.


                                        /s/ Margie M. Smith
                                        _______________________________________
                                        Margie M. Smith

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 MARGIE M. SMITH



Charter Alvarado Behavioral Health System, Inc.. . . . . . . . . .    Director
Charter Appalachian Hall Behavioral Health System, Inc.. . . . . .    Director
Charter Arbor Indy Behavioral Health System, Inc.. . . . . . . . .    Director
Charter Bay Harbor Behavioral Health System, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Atlanta, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Baywood, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Bradenton, Inc.. . . . . . . .    Director
Charter Behavioral Health System of Canoga Park, Inc.. . . . . . .    Director
Charter Behavioral Health System of Chula Vista, Inc.. . . . . . .    Director
Charter Behavioral Health System of Evansville, Inc. . . . . . . .    Director
Charter Behavioral Health System at Fair Oaks, Inc.. . . . . . . .    Director
Charter Behavioral Health System at Hidden Brook, Inc. . . . . . .    Director
Charter Behavioral Health System of Jefferson, Inc.. . . . . . . .    Director
Charter Behavioral Health System of Lafayette, Inc.. . . . . . . .    Director
Charter Behavioral Health System of Lakewood, Inc. . . . . . . . .    Director
Charter Behavioral Health System at Los Altos, Inc.. . . . . . . .    Director
Charter Behavioral Health System of Michigan City, Inc.. . . . . .    Director
Charter Behavioral Health System of Nashua, Inc. . . . . . . . . .    Director
Charter Behavioral Health System at Potomac Ridge, Inc.. . . . . .    Director
Charter Behavioral Health System of Rockford, Inc. . . . . . . . .    Director
Charter Behavioral Health System of San Jose, Inc. . . . . . . . .    Director
Charter Behavioral Health System of Texarkana, Inc.. . . . . . . .    Director
Charter Behavioral Health System of Tucson, Inc. . . . . . . . . .    Director
Charter Behavioral Health System of Virginia Beach, Inc. . . . . .    Director
Charter Behavioral Health System of Visalia, Inc.. . . . . . . . .    Director
Charter Behavioral Health System at Warwick Manor, Inc.. . . . . .    Director
Charter Behavioral Health System of Washington, D.C., Inc. . . . .    Director
Charter Behavioral Health System of Waverly, Inc.. . . . . . . . .    Director
Charter Behavioral Health System of Yorba Linda, Inc.. . . . . . .    Director
Charter Brawner Behavioral Health System, Inc. . . . . . . . . . .    Director
Charter Canyon Springs Behavioral Health System, Inc.. . . . . . .    Director
Charter Centennial Peaks Behavioral Health System, Inc.. . . . . .    Director
Charter Cove Forge Behavioral Health System, Inc.. . . . . . . . .    Director
Charter Crescent Pines Behavioral Health System, Inc.. . . . . . .    Director
Charter Fairbridge Behavioral Health System, Inc.. . . . . . . . .    Director
Charter Fenwick Hall Behavioral Health System, Inc.. . . . . . . .    Director
Charter Lakehurst Behavioral Health System, Inc. . . . . . . . . .    Director
Charter Laurel Heights Behavioral Health System, Inc.. . . . . . .    Director
Charter Laurel Oaks Behavioral Health System, Inc. . . . . . . . .    Director
Charter Linden Oaks Behavioral Health System, Inc. . . . . . . . .    Director
Charter Meadows Behavioral Health System, Inc. . . . . . . . . . .    Director
Charter Medfield Behavioral Health System, Inc.. . . . . . . . . .    Director
Charter Mid-South Behavioral Health System, Inc. . . . . . . . . .    Director
Charter Northbrooke Behavioral Health System, Inc. . . . . . . . .    Director
Charter Richmond Behavioral Health System, Inc.. . . . . . . . . .    Director
Charter Serenity Lodge Behavioral Health System, Inc.. . . . . . .    Director
Charter Springwood Behavioral Health System, Inc.. . . . . . . . .    Director

Charter Tidewater Behavioral Health System, Inc. . . . . . . . . .    Director
Charter White Oak Behavioral Health System, Inc. . . . . . . . . .    Director
Schizophrenia Treatment and Rehabilitation, Inc. . . . . . . . . .    Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 30th day of June, 1994.


                                        /s/ Lawrence W. Drinkard
                                        _______________________________________
                                        Lawrence W. Drinkard

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              LAWRENCE W. DRINKARD


Charter Alvarado Behavioral Health System, Inc..........President
Charter Appalachian Behavioral Health System, Inc.......President
Charter Arbor Indy Behavioral Health System, Inc........President
Charter Bay Harbor Behavioral Health System, Inc........President
Charter Behavioral Health System at Fair Oaks, Inc......President
Charter Behavioral Health System at Hidden Brook, Inc...President
Charter Behavioral Health System at Los Altos, Inc......President
Charter Behavioral Health System at Potomac Ridge, Inc..President Charter Behavioral Health System at Warwick Manor, Inc..President
Charter Behavioral Health System of Baywood, Inc........President
Charter Behavioral Health System of Bradenton, Inc......President
Charter Behavioral Health System of Canoga Park, Inc....President
Charter Behavioral Health System of Chula Vista, Inc....President
Charter Behavioral Health System of Evansville, Inc.....President
Charter Behavioral Health System of Jefferson, Inc......President
Charter Behavioral Health System of Lafayette, Inc......President
Charter Behavioral Health System of Lakewood, Inc.......President
Charter Behavioral Health System of Michigan City, Inc..President
Charter Behavioral Health System of Nashua, Inc.........President
Charter Behavioral Health System of Rockford, Inc.......President
Charter Behavioral Health System of San Jose, Inc.......President
Charter Behavioral Health System of Texarkana, Inc......President
Charter Behavioral Health System of Tucson, Inc.........President
Charter Behavioral Health System of Virginia Beach, Inc.President
Charter Behavioral Health System of Visalia, Inc........President
Charter Behavioral Health System of Washington,
        D.C.,Inc........................................President
Charter Behavioral Health System of Waverly, Inc........President
Charter Behavioral Health System of Yorba Linda, Inc....President
Charter Behavioral Health Systems of Atlanta, Inc.......President
Charter Brawner Behavioral Health System, Inc...........President
Charter Canyon Springs Behavioral Health System, Inc....President
Charter Centennial Peaks Behavioral Health System, Inc..President
Charter Cove Forge Behavioral Health System, Inc........President
Charter Crescent Pines Behavioral Health System, Inc....President
Charter Fairbridge Behavioral Health System, Inc........President
Charter Fenwick Hall Behavioral Health System, Inc......President
Charter Hospital of St. Louis, Inc......................President
Charter Lakehurst Behavioral Health System, Inc.........President
Charter Laurel Heights Behavioral Health System, Inc....President
Charter Laurel Oaks Behavioral Health System, Inc.......President
Charter Linden Oaks Behavioral Health System, Inc.......President
Charter Meadows Behavioral Health System, Inc...........President
Charter Medfield Behavioral Health System, Inc..........President
Charter Mid-South Behavioral Health System, Inc.........President
Charter Northbrooke Behavioral Health System, Inc.......President
Charter Richmond Behavioral Health System, Inc..........President
Charter Serenity Lodge Behavioral Health System, Inc....President
Charter Springwood Behavioral Health System, Inc........President
Charter Tidewater Behavioral Health System, Inc.........President
Charter White Oak Behavioral Health System, Inc.........President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 30th day of June, 1994.


                                        /s/ Joseph M. Cobern
                                        _______________________________________
                                        Joseph M. Cobern

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                JOSEPH M. COBERN



         Ambulatory Resources, Inc..............................Director
         Atlanta MOB, Inc.......................................Director
         Beltway Community Hospital, Inc........................Director
         Charter of Alabama, Inc................................Director
         C.A.C.O. Services, Inc.................................Director
         CCM, Inc...............................................Director
         Charter Augusta Behavioral Health System, Inc..........Director
         Charter Beacon Behavioral Health System, Inc...........Director
         Charter Behavioral Health System of Athens, Inc........Director
         Charter Behavioral Health System of Austin, Inc........Director
         Charter Behavioral Health System of Central
               Georgia, Inc.....................................Director
         Charter Behavioral Health System of
               Charleston, Inc..................................Director
         Charter Behavioral Health System of
               Charlottesville, Inc.............................Director
         Charter Behavioral Health System of Chicago, Inc.......Director
         Charter Behavioral Health System of
               Columbia, Inc....................................Director
         Charter Behavioral Health System of
               Corpus Christi, Inc..............................Director
         Charter Behavioral Health System of Dallas, Inc........Director
         Charter Behavioral Health System of
               Ft. Worth, Inc...................................Director
         Charter Behavioral Health System of Jackson, Inc.......Director
         Charter Behavioral Health System of
               Jacksonville, Inc................................Director
         Charter Behavioral Health System of
               Kansas City, Inc.................................Director
         Charter Behavioral Health System of
               Lake Charles, Inc................................Director
         Charter Behavioral Health System of Mobile, Inc........Director
         Charter Behavioral Health System of Nevada, Inc........Director
         Charter Behavioral Health System of
               New Mexico, Inc..................................Director
         Charter Behavioral Health System of
               Northern California, Inc.........................Director
         Charter Behavioral Health System of
               Northwest Arkansas, Inc..........................Director
         Charter Behavioral Health System of Northwest
               Indiana, Inc.....................................Director
         Charter Behavioral Health System of Paducah, Inc.......Director
         Charter Behavioral Health System of
               Savannah, Inc....................................Director
         Charter Behavioral Health System of Southern
               California, Inc..................................Director

         Charter Behavioral Health System of Tampa
               Bay, Inc.........................................Director
         Charter Behavioral Health System of Toledo, Inc........Director
         Charter Behavioral Health System of the
               Inland Empire, Inc...............................Director
         Charter Behavioral Health System of
               Winston-Salem, Inc...............................Director
         Charter-By-The-Sea Behavioral Health System, Inc.......Director
         Charter Canyon Behavioral Health System, Inc...........Director
         Charter Colonial Institute, Inc........................Director
         Charter Community Hospital, Inc........................Director
         Charter Community Hospital of Des Moines, Inc..........Director
         Charter Contract Services, Inc.........................Director
         Charter Fairmount Behavioral Health System, Inc........Director
         Charter Financial Offices, Inc.........................Director
         Charter Forest Behavioral Health System, Inc...........Director
         Charter Grapevine Behavioral Health System, Inc........Director
         Charter Greensboro Behavioral Health System, Inc.......Director
         Charter Health Management of Texas, Inc................Director
         Charter Hospital of Columbus, Inc......................Director
         Charter Hospital of Denver, Inc........................Director
         Charter Hospital of Ft. Collins, Inc...................Director
         Charter Hospital of Laredo, Inc........................Director
         Charter Hospital of Miami, Inc.........................Director
         Charter Hospital of Mobile, Inc........................Director
         Charter Hospital of Northern New Jersey, Inc...........Director
         Charter Hospital of Santa Teresa, Inc..................Director
         Charter Hospital of St. Louis, Inc.....................Director
         Charter Hospital of Torrance, Inc......................Director
         Charter Indianapolis Behavior Health System, Inc.......Director
         Charter Lafayette Behavioral Health System, Inc........Director
         Charter Lakeside Behavioral Health System, Inc.........Director
         Charter Little Rock Behavioral
               Health System, Inc...............................Director
         Charter Louisville Behavioral Health System, Inc.......Director
         Charter Medical - California, Inc......................Director
         Charter Medical - Clayton County, Inc..................Director
         Charter Medical - Cleveland, Inc.......................Director
         Charter Medical - Dallas, Inc..........................Director
         Charter Medical Executive Corporation..................Director
         Charter Medical Information Services, Inc..............Director
         Charter Medical International, S.A., Inc...............Director
         Charter Medical - Long Beach, Inc......................Director
         Charter Medical Management Company.....................Director
         Charter Medical - New York, Inc........................Director
         Charter Medical of East Valley, Inc....................Director
         Charter Medical of North Phoenix, Inc..................Director
         Charter Medical of Orange County, Inc..................Director
         Charter Mental Health Options, Inc.....................Director
         Charter Milwaukee Behavioral Health System, Inc........Director
         Charter Mission Viejo Behavioral Health
               System, Inc......................................Director
         Charter MOB of Charlottesville, Inc....................Director
         Charter North Behavioral Health System, Inc............Director
         Charter North Counseling Center, Inc...................Director
         Charter Northridge Behavioral Health System, Inc.......Director

         Charter Northside Hospital, Inc........................Director
         Charter Oak Behavioral Health System, Inc..............Director
         Charter Palms Behavioral Health System, Inc............Director
         Charter Peachford Behavioral Health System, Inc........Director
         Charter Pines Behavioral Health System, Inc............Director
         Charter Plains Behavioral Health System, Inc...........Director
         Charter - Provo School, Inc............................Director
         Charter Psychiatric Hospitals, Inc.....................Director
         Charter Real Behavioral Health System, Inc.............Director
         Charter Regional Medical Center, Inc...................Director
         Charter Ridge Behavioral Health System, Inc............Director
         Charter Rivers Behavioral Health System, Inc...........Director
         Charter San Diego Behavioral Health System, Inc........Director
         Charter Sioux Falls Behavioral Health
               System, Inc......................................Director
         Charter South Bend Behavioral Health System, Inc.......Director
         Charter Springs Behavioral Health System, Inc..........Director
         Charter Surburban Hospital of Mesquite, Inc............Director
         Charter Terre Haute Behavioral Health
               System, Inc......................................Director
         Charter Thousand Oaks Behavioral Health
               System, Inc......................................Director
         Charterton/LaGrange, Inc...............................Director
         Charter Treatment Center of Michigan, Inc..............Director
         Charter Westbrook Behavioral Health System, Inc........Director
         Charter Wichita Behavioral Health System, Inc..........Director
         Charter Woods Behavioral Health System, Inc............Director
         Charter Woods Hospital, Inc. ..........................Director
         CMCI, Inc..............................................Director
         CMFC, Inc..............................................Director
         CMSF, Inc..............................................Director
         CPS Associates, Inc....................................Director
         Desert Springs Hospital, Inc...........................Director
         Employee Assistance Services, Inc......................Director
         Florida Health Facilities, Inc.........................Director
         Gulf Coast EAP Services, Inc...........................Director
         Gwinnett Immediate Care Center, Inc....................Director
         HCS, Inc...............................................Director
         Holcomb Bridge Immediate Care Center, Inc..............Director
         Hospital Investors, Inc................................Director
         Mandarin Meadows, Inc..................................Director
         Metropolitan Hospital, Inc.............................Director
         Middle Georgia Hospital, Inc...........................Director
         Pacific - Charter Medical, Inc.........................Director
         Peachford Professional Network, Inc....................Director
         Rivoli, Inc............................................Director
         Shallowford Community Hospital, Inc....................Director
         Sistemas De Terapia Respiratoria S.A., Inc.............Director
         Stuart Circle Hospital Corporation.....................Director
         Charter Medical of Florida, Inc........................Director
         Western Behavioral System, Inc.........................Director
         Charter Medical of Puerto Rico, Inc....................Director
         Schizophrenia Treatment and Rehabilitation.............Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 30th day of June, 1994.


                                        /s/ Glenn A. McRae
                                        _______________________________________
                                        Glenn A. McRae

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 GLENN A. MCRAE



       Ambulatory Resources, Inc............................Director
       Atlanta MOB, Inc.....................................Director
       Beltway Community Hospital, Inc......................Director
       Charter of Alabama, Inc..............................Director
       C.A.C.O. Services, Inc...............................Director
       CCM, Inc.............................................Director
       Charter Augusta Behavioral Health System, Inc........Director
       Charter Beacon Behavioral Health System, Inc.........Director
       Charter Behavioral Health System of Athens, Inc......Director
       Charter Behavioral Health System of Austin, Inc......Director
       Charter Behavioral Health System of Central
             Georgia, Inc...................................Director
       Charter Behavioral Health System of
             Charleston, Inc................................Director
       Charter Behavioral Health System of
             Charlottesville, Inc...........................Director
       Charter Behavioral Health System of Chicago, Inc.....Director
       Charter Behavioral Health System of
             Columbia, Inc..................................Director
       Charter Behavioral Health System of
             Corpus Christi, Inc............................Director
       Charter Behavioral Health System of Dallas, Inc......Director
       Charter Behavioral Health System of
             Ft. Worth, Inc.................................Director
       Charter Behavioral Health System of Jackson, Inc.....Director
       Charter Behavioral Health System of
             Jacksonville, Inc..............................Director
       Charter Behavioral Health System of
             Kansas City, Inc...............................Director
       Charter Behavioral Health System of
             Lake Charles, Inc..............................Director
       Charter Behavioral Health System of Mobile, Inc......Director
       Charter Behavioral Health System of Nevada, Inc......Director
       Charter Behavioral Health System of
             New Mexico, Inc................................Director
       Charter Behavioral Health System of
             Northern California, Inc.......................Director
       Charter Behavioral Health System of
             Northwest Arkansas, Inc........................Director
       Charter Behavioral Health System of Northwest
             Indiana, Inc...................................Director
       Charter Behavioral Health System of Paducah, Inc.....Director
       Charter Behavioral Health System of
             Savannah, Inc..................................Director
       Charter Behavioral Health System of Southern
             California, Inc................................Director

       Charter Behavioral Health System of Tampa
             Bay, Inc.......................................Director
       Charter Behavioral Health System of Toledo, Inc......Director
       Charter Behavioral Health System of the
             Inland Empire, Inc.............................Director
       Charter Behavioral Health System of
             Winston-Salem, Inc.............................Director
       Charter-By-The-Sea Behavioral Health System, Inc.....Director
       Charter Canyon Behavioral Health System, Inc.........Director
       Charter Colonial Institute, Inc......................Director
       Charter Community Hospital, Inc......................Director
       Charter Community Hospital of Des Moines, Inc........Director
       Charter Contract Services, Inc.......................Director
       Charter Fairmount Behavioral Health System, Inc......Director
       Charter Financial Offices, Inc.......................Director
       Charter Forest Behavioral Health System, Inc.........Director
       Charter Grapevine Behavioral Health System, Inc......Director
       Charter Greensboro Behavioral Health System, Inc.....Director
       Charter Health Management of Texas, Inc..............Director
       Charter Hospital of Columbus, Inc....................Director
       Charter Hospital of Denver, Inc......................Director
       Charter Hospital of Ft. Collins, Inc.................Director
       Charter Hospital of Laredo, Inc......................Director
       Charter Hospital of Miami, Inc.......................Director
       Charter Hospital of Mobile, Inc......................Director
       Charter Hospital of Northern New Jersey, Inc.........Director
       Charter Hospital of Santa Teresa, Inc................Director
       Charter Hospital of St. Louis, Inc...................Director
       Charter Hospital of Torrance, Inc....................Director
       Charter Indianapolis Behavior Health System, Inc.....Director
       Charter Lafayette Behavioral Health System, Inc......Director
       Charter Lakeside Behavioral Health System, Inc.......Director
       Charter Little Rock Behavioral
             Health System, Inc.............................Director
       Charter Louisville Behavioral Health System, Inc.....Director
       Charter Medical - California, Inc....................Director
       Charter Medical - Clayton County, Inc................Director
       Charter Medical - Cleveland, Inc.....................Director
       Charter Medical - Dallas, Inc........................Director
       Charter Medical Executive Corporation................Director
       Charter Medical Information Services, Inc............Director
       Charter Medical International, S.A., Inc.............Director
       Charter Medical - Long Beach, Inc....................Director
       Charter Medical Management Company...................Director
       Charter Medical - New York, Inc......................Director
       Charter Medical of East Valley, Inc..................Director
       Charter Medical of North Phoenix, Inc................Director
       Charter Medical of Orange County, Inc................Director
       Charter Mental Health Options, Inc...................Director
       Charter Milwaukee Behavioral Health System, Inc......Director
       Charter Mission Viejo Behavioral Health
             System, Inc....................................Director
       Charter MOB of Charlottesville, Inc..................Director
       Charter North Behavioral Health System, Inc..........Director
       Charter North Counseling Center, Inc.................Director
       Charter Northridge Behavioral Health System, Inc.....Director

       Charter Northside Hospital, Inc......................Director
       Charter Oak Behavioral Health System, Inc............Director
       Charter Palms Behavioral Health System, Inc..........Director
       Charter Peachford Behavioral Health System, Inc......Director
       Charter Pines Behavioral Health System, Inc..........Director
       Charter Plains Behavioral Health System, Inc.........Director
       Charter - Provo School, Inc..........................Director
       Charter Psychiatric Hospitals, Inc...................Director
       Charter Real Behavioral Health System, Inc...........Director
       Charter Regional Medical Center, Inc.................Director
       Charter Ridge Behavioral Health System, Inc..........Director
       Charter Rivers Behavioral Health System, Inc.........Director
       Charter San Diego Behavioral Health System, Inc......Director
       Charter Sioux Falls Behavioral Health
             System, Inc....................................Director
       Charter South Bend Behavioral Health System, Inc.....Director
       Charter Springs Behavioral Health System, Inc........Director
       Charter Surburban Hospital of Mesquite, Inc..........Director
       Charter Terre Haute Behavioral Health
             System, Inc....................................Director
       Charter Thousand Oaks Behavioral Health
             System, Inc....................................Director
       Charterton/LaGrange, Inc.............................Director
       Charter Treatment Center of Michigan, Inc............Director
       Charter Westbrook Behavioral Health System, Inc......Director
       Charter Wichita Behavioral Health System, Inc........Director
       Charter Woods Behavioral Health System, Inc..........Director
       Charter Woods Hospital, Inc. ........................Director
       CMCI, Inc............................................Director
       CMFC, Inc............................................Director
       CMSF, Inc............................................Director
       CPS Associates, Inc..................................Director
       Desert Springs Hospital, Inc.........................Director
       Employee Assistance Services, Inc....................Director
       Florida Health Facilities, Inc.......................Director
       Gulf Coast EAP Services, Inc.........................Director
       Gwinnett Immediate Care Center, Inc..................Director
       HCS, Inc.............................................Director
       Holcomb Bridge Immediate Care Center, Inc............Director
       Hospital Investors, Inc..............................Director
       Mandarin Meadows, Inc................................Director
       Metropolitan Hospital, Inc...........................Director
       Middle Georgia Hospital, Inc.........................Director
       Pacific - Charter Medical, Inc.......................Director
       Peachford Professional Network, Inc..................Director
       Rivoli, Inc..........................................Director
       Shallowford Community Hospital, Inc..................Director
       Sistemas De Terapia Respiratoria S.A., Inc...........Director
       Stuart Circle Hospital Corporation...................Director
       Charter Medical of Florida, Inc......................Director
       Western Behavioral System, Inc.......................Director
       Charter Medical of Puerto Rico, Inc..................Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 30th day of June, 1994.


                                        /s/ John C. McCauley
                                        _______________________________________
                                        John C. McCauley

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                JOHN C. McCAULEY



        Ambulatory Resources, Inc. . . . . . . .  Director and Vice President
        Atlanta MOB, Inc.. . . . . . . . . . . .  Director and Vice President
        Beltway Community Hospital, Inc. . . . .  Director and Vice President
        Charter of Alabama, Inc. . . . . . . . .  Director and Vice President
        C.A.C.O. Services, Inc.. . . . . . . . .  Director and Vice President
        CCM, Inc.. . . . . . . . . . . . . . . .  Director and Vice President
        Charter Augusta Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Beacon Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Athens, Inc.. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Austin, Inc.. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Central Georgia, Inc. . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Charleston, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Charlottesville, Inc. . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Chicago, Inc. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Columbia, Inc.. . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Corpus Christi, Inc.. . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Dallas, Inc.. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Ft. Worth, Inc. . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Jackson, Inc. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Jacksonville, Inc.. . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Kansas City, Inc. . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Lake Charles, Inc.. . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Mobile, Inc.. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Nevada, Inc.. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of New Mexico, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Northern California, Inc. . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Northwest Arkansas, Inc.. . . . . . .  Director and Vice President

        Charter Behavioral Health System
        of Northwest Indiana, Inc. . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Paducah, Inc. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Savannah, Inc.. . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Southern California, Inc. . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Tampa Bay, Inc. . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Toledo, Inc.. . . . . . . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of the Inland Empire, Inc. . . . . . . .  Director and Vice President
        Charter Behavioral Health System
        of Winston-Salem, Inc. . . . . . . . . .  Director and Vice President
        Charter-By-The-Sea Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Canyon Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Colonial Institute, Inc. . . . .  Director and Vice President
        Charter Community Hospital, Inc. . . . .  Director and Vice President
        Charter Community Hospital of
        Des Moines, Inc. . . . . . . . . . . . .  Director and Vice President
        Charter Contract Services, Inc.. . . . .  Director and Vice President
        Charter Fairmount Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Financial Offices, Inc.. . . . .  Director and Vice President
        Charter Forest Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Grapevine Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Greensboro Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Health Management of
        Texas, Inc.. . . . . . . . . . . . . . .  Director and Vice President
        Charter Hospital of Columbus, Inc. . . .  Director and Vice President
        Charter Hospital of Denver, Inc. . . . .  Director and Vice President
        Charter Hospital of Ft. Collins, Inc.. .  Director and Vice President
        Charter Hospital of Laredo, Inc. . . . .  Director and Vice President
        Charter Hospital of Miami, Inc.. . . . .  Director and Vice President
        Charter Hospital of Mobile, Inc. . . . .  Director and Vice President
        Charter Hospital of Northern
        New Jersey, Inc. . . . . . . . . . . . .  Director and Vice President
        Charter Hospital of Santa
        Teresa, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Hospital of St. Louis, Inc.. . .  Director and Vice President
        Charter Hospital of Torrance, Inc. . . .  Director and Vice President
        Charter Indianapolis Behavior
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Lafayette Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Lakeside Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President

        Charter Little Rock Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Louisville Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Medical - California, Inc. . . .  Director and Vice President
        Charter Medical - Clayton
        County, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Medical - Cleveland, Inc.. . . .  Director and Vice President
        Charter Medical - Dallas, Inc. . . . . .  Director and Vice President
        Charter Medical Executive Corporation. . Director and Vice President Charter Medical Information
        Services, Inc. . . . . . . . . . . . . .  Director and Vice President
        Charter Medical International,
        S.A., Inc. . . . . . . . . . . . . . . .  Director and Vice President
        Charter Medical - Long Beach, Inc. . . .  Director and Vice President
        Charter Medical Management Company . . .  Director and Vice President
        Charter Medical - New York, Inc. . . . .  Director and Vice President
        Charter Medical of North
        Phoenix, Inc.. . . . . . . . . . . . . .  Director and Vice President
        Charter Medical of Orange
        County, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Mental Health Options, Inc.. . .  Director and Vice President
        Charter Milwaukee Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Mission Viejo Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter MOB of Charlottesville, Inc. . . Director and Vice President Charter North Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter North Counseling
        Center, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Northridge Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Northside Hospital, Inc. . . . .  Director and Vice President
        Charter Oak Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Palms Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Peachford Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Pines Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Plains Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter - Provo School, Inc. . . . . . .  Director and Vice President
        Charter Psychiatric Hospitals, Inc.. . .  Director and Vice President
        Charter Real Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Regional Medical
        Center, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Ridge Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Rivers Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President

        Charter San Diego Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Sioux Falls Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter South Bend Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Springs Behavioral Health
        System, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Charter Surburban Hospital of
        Mesquite, Inc. . . . . . . . . . . . . .  Director and Vice President
        Charter Terre Haute Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Thousand Oaks Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charterton/LaGrange, Inc.
        Charter Treatment Center of
        Michigan, Inc. . . . . . . . . . . . . .  Director and Vice President
        Charter Westbrook Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Wichita Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Woods Behavioral
        Health System, Inc.. . . . . . . . . . .  Director and Vice President
        Charter Woods Hospital, Inc. . . . . . .  Director and Vice President
        CMCI, Inc. . . . . . . . . . . . . . . .  Director and Vice President
        CMFC, Inc. . . . . . . . . . . . . . . .  Director and Vice President
        CMSF, Inc. . . . . . . . . . . . . . . .  Director and Vice President
        CPS Associates, Inc. . . . . . . . . . .  Director and Vice President
        Desert Springs Hospital, Inc.. . . . . .  Director and Vice President
        Employee Assistance Services, Inc. . . .  Director and Vice President
        Florida Health Facilities, Inc.. . . . .  Director and Vice President
        Gulf Coast EAP Services, Inc.. . . . . .  Director and Vice President
        Gwinnett Immediate Care Center, Inc. . .  Director and Vice President
        HCS, Inc.. . . . . . . . . . . . . . . .  Director and Vice President
        Holcomb Bridge Immediate Care
        Center, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Hospital Investors, Inc. . . . . . . . .  Director and Vice President
        Mandarin Meadows, Inc. . . . . . . . . .  Director and Vice President
        Metropolitan Hospital, Inc.. . . . . . .  Director and Vice President
        Middle Georgia Hospital, Inc.. . . . . .  Director and Vice President
        Pacific - Charter Medical, Inc.. . . . .  Director and Vice President
        Peachford Professional Network, Inc. . .  Director and Vice President
        Rivoli, Inc. . . . . . . . . . . . . . .  Director and Vice President
        Shallowford Community Hospital, Inc. . . Director and Vice President Sistemas De Terapia Respiratoria
        S.A., Inc. . . . . . . . . . . . . . . .  Director and Vice President
        Stuart Circle Hospital CorporationDirector and Vice President
        Charter Medical of Florida, Inc. . . . .  Director and Vice President
        Western Behavioral System, Inc.. . . . .  Director and Vice President
        Charter Medical (Cayman Islands) Ltd.. . Director and Vice President Charter Medical of Puerto Rico, Inc. . . Director and Vice President
        Charter Medical International, Inc.. . .  Director and Vice President